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                                                                  Exhibit 10.08

                                LEASE AGREEMENT

     THIS LEASE, dated the tenth day of April 25th, 1996, between MCTOOBE MANAGEMENT, INC. having an office at 190 Main Street, New Jersey 07601, hereinafter referred to as LANDLORD,

                                        AND

     IDT INTERNET, INC. having an office at 294 State Street, Hackensack 07601, New Jersey, herein referred to as TENANT.

     WITNESSETH that the Landlord hereby leases to the Tenant and the Tenant hereby rents from the Landlord for the term and upon the rate specified, the premises described as follows, situated in the City of Hackensack, County of Bergen and State of New Jersey, consisting of 22,800 rentable square feet, in the aforesaid premises known as 190 Main Street, Hackensack, New Jersey. Landlord and tenant agree rent is $8.75 per sq. ft. as space hasn't been measured yet by tenant.

     1. The term of this lease shall be three (3) years, beginning May 1, 1996 and ending April 30, 1999.

     2(a). Rent shall not start being due until latter of month after electric installed or space is actually ready.

     2. The Tenant agrees to pay to the Landlord as rent for and during the term hereof, the sum of $598,500.00 (FIVE HUNDRED AND NINETY EIGHT THOUSAND AND FIVE HUNDRED DOLLARS) at a rate of $16,625.00 monthly. Real estate taxes are included. Tenant will be responsible for his pro rata share of tax increases over base year 1996 as additional rent. Tenant shall not be responsible for reassessment increases.

     3. Payment of rent is due on the first day of each month. Payable to Mctoobe Management, Inc. and mailed to 190 Main Street, Hackensack, New Jersey 07601 or as may be otherwise directed by the Landlord in writing. Tenant shall pay a late charge of 5% of the monthly rent for each payment received by the Landlord after the 5th day of each month. Tenant shall pay a late charge of 10% of the monthly rent for each rent payment that is received by the landlord after the 10th of each month. The late charge shall be due with the current late rent payment.

     4. The Landlord covenants and agrees that the Tenant, on paying the said rental and performing covenants and conditions in this lease contained, shall and may peaceably and quietly have, hold and enjoy the demised premises for the term aforesaid.

     5. The Tenant covenants and agrees to use the demised premises as an office. Sublease of any portion of the demised premises shall not be unreasonably withheld.

     6. The Tenant will comply with all the laws, statutes, ordinances, orders, regulations, rules and requirements of every kind and nature relating to the premises, or hereafter in effect, of the federal, state, county, municipal, or other governmental



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authorities whether they be usual or usual ordinary or extraordinary.  The
Tenant agrees at his cost and expense to comply with all said requirements that pertain to the Tenant and/or his use of the said demised premises. The Landlord will be held harmless from all expenses and/or damages by reason of any notices, orders, violations, or penalties filed against or imposed upon the premises or against the Landlord because of the Tenant's non compliance with said requirements.

     7. The Tenant from and after the date of the commencement of the term of this lease will hold the Landlord harmless against any and all claims, suits, damages, or causes of action for damages arising after the commencement of the term of this lease, and against any orders or decrees of judgments which may be entered therein, brought for damages or alleged damages resulting from any injury to person and/or property or loss of life sustained in the demised premises, during the term hereof.

     8. The Tenant shall during the demised term maintain a general liability policy insuring the Tenant and naming the Landlord as additional insured in an amount to be agreed upon by the parts but in no event less than $100,000/$300,000. Tenant shall cause the Landlord to be provided with certificates of insurance showing the issuance of the insurance policies provided for in this and shall further provide the Landlord with proof of payment of the premiums in connection with said property.

     9. All erections, alterations, additions and improvements, whether temporary or permanent in character, which may be made upon the premises either by the Landlord or the Tenant, except furniture or movable trade fixtures installed at the expense of the Tenant shall be the property of the Landlord and shall remain upon and be surrendered with the premises as a part hereof at the termination of this lease without compensation to the Tenant. The Tenant further agrees to keep said premises and all parts thereof in a clean and sanitary condition and free from trash, inflammable material and other objectionable material.

     10. The Tenant shall not make any alterations, additions, or improvements to said premises without the prior written consent of the Landlord.

     11. In the event that any mechanics' lien is filed against the premises as a result of alterations, additions, or improvements made by the Tenant, the Landlord at its option, after 90 days notice to the Tenant, may terminate this lease and may pay the said lien without inquiring into the validity thereof, and the Tenant shall forthwith reimburse the Landlord the total expense incurred by the Landlord in discharging the said lien as additional rent hereunder. Tenant may however post security with landlord's attorney equal to mechanic lien and keep lease in effect until tenant has lien removed. (Security may be cash, bond or insurance guarantee.)

     12. If the Tenant does not exercise the option to renew as per the conditions in Paragraph 23 of this Lease, then six (6) months prior to the expiration of the demised term, the Landlord or its agent shall have the right to place a suitable "For Lease" sign on the premises. Also, during this time the Landlord or its agent with reasonable notice shall have the right to examine the premises and/or exhibit the suite to perspective tenants.

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     13.   The Tenant agrees that in case of a fire or other casualty resulting in damage to the premises it will give immediate notice thereof to the Landlord, who shall thereupon, with expedition and in good and workmanlike manner, after said damage, enter upon and undertake said repair and rehabilitation, as is necessary to restore said premises to its original condition before such damage, provided that such damage, with reasonable dispatch, can be repaired within ninety (90) days from the fire or casualty. The Landlord will make every effort to place the Tenant into available space within the building during the repairs not to exceed the 90 day period. In the event that the said demised premises shall at any time during the demised term be totally destroyed by fire or other casualty, or should be rendered party untenable, and the repair and rehabilitation of said demised premises shall be of an extent requiring more than (90) days from the fire or casualty for this completion, then this lease, at the option of either the Landlord or Tenant may be terminated and the obligation to make rental payments thereupon shall cease as of the date of such damage or destruction. Tenant shall not be obligated to make rental payments in the event that landlord is unable to place the Tenant into available space in or in close proximity to the Building.

     14. It is further agreed that if the rent herein provided for as well as additional sums deemed rent and to be paid by the Tenant shall at any time be in arrears and unpaid for more than ten (10) days after the demand, Landlord, at his option may move to void this lease and enter into possession of the demised premises and sue for and recover all rent due as herein provided for the entire unexpired lease term. If tenant pays arrears, legal fees, and penalties, landlord [illegible] Tenant in any such proceedings hereby waives the right to trial by jury. In the event Landlord shall enter into possession of the demised premises after default as above provided, Landlord may rent the premises for the unexpired term on behalf of the Tenant reserving the right to rent the premises for a longer period of time than fixed in the original lease without releasing the original Tenant from any liability, applying any monies collected first to the expense of resuming or obtaining possession, second to restoring premises to a rentable condition and then to the payment of the rent and all other charges due and to grow due to the Landlord, any surplus to be paid to the Tenant who shall remain liable for any deficiency, as measured by the term of this lease.

     15. This lease is subject and is hereby subordinated to all present and future mortgages, deeds of trust and other encumbrances affecting the demised premises or the property of which said premises are a part. The tenant agrees to execute, at no expense to the Landlord, any instrument which may be deemed necessary or desirable by the Landlord to further effect the subordination of this lease to any such mortgage, deed or trust or encumbrance. Tenant may not in any manner or form encumber this lease and the leasehold hereby created. Regardless of the terms of this Paragraph, Landlord will seek to obtain from any mortgage the right to quiet enjoyment of the Tenant as long as the Tenant attorns to said mortgage.

     16. If the property or any substantial part hereof wherein the demised premises are located shall be taken by public or quasi-public authority under any power or eminent domain or commendation, this lease at the option of the landlord shall forthwith terminate and the Tenant shall have no claim or interest in or to any award or

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damages from the Landlord for such taking.  The Tenant is not precluded from the maintaining its own action against the condemning authority if said Tenant's rights are legislatively protected.

     17. The Tenant has this day deposited with the Landlord the sum of $16,625.00 (SIXTEEN THOUSAND SIX HUNDRED AND TWENTY FIVE DOLLARS) as security for the full and faithful performance by the Tenant of all the terms, covenants and conditions of this lease upon the Tenant's part to be performed, which said sum shall be returned to the Tenant after the time fixed as the expiration of the term herein or any renewal option thereof, provided the Tenant has fully and faithfully carried out all of said terms, covenants and conditions on Tenant's part to be performed. In the event of a bona fide sale, subject to this lease, the Landlord shall have the right to transfer the security to the purchaser for the benefit of the Tenant and the Landlord shall be considered released by the Tenant from all liability for the return of the said security; and the Tenant agrees to look to the new Landlord solely for the return of the said security, and it is agreed that this shall apply to every transfer or assignment made of the security of a new Landlord.

     18. No sign, advertisement or notice shall be affixed to or placed upon any part of the demised premises by the Tenant, except in such manner and of such size, design and color as shall be approved in advance in writing by the Landlord, such approval not to be unreasonably withheld.

     19. The rules and regulations regarding the demised premises which are part of this lease, shall be observed by the Tenant and by the Tenant's employees, agents and customers.

     20. The Tenant shall surrender and deliver up the demised premises at the expiration of this lease or sooner termination in good repair and condition, reasonable wear and tear thereof excepted.

     21. Landlord represents and warrants that Landlord and his agents knows of nothing concerning the premises which are subject matter of this leasehold agreement that would prohibit use of the premises by the Tenant for the uses and purposes intended and further that all of the mechanical equipment and structure in question, at time of the delivery of the premises to the Tenant, is sound and in good working order. Moreover, the electrical lines and plumbing likes contained within the building are in proper working order as of the time of the initial occupancy herein specified.

     22. All of the terms, covenants and conditions of this lease shall insure to the benefit of and be binding upon the respective heirs, executors, administrators, successors and assigns of the parties hereto.

     23. Provided that the Tenant is not in default under this lease, Tenant shall have the option to renew this lease for two (2) three (3) year terms by notifying the Landlord in writing, by Certified Mail, notice of its election to do so at least six (6) months prior to the date of the expiration of the then current term. The new rent to be

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payable shall be adjustable by CPI not to exceed 5% per annum.  All other terms and conditions of the original lease shall remain in effect in full force and effect.

     24. The Tenant accepts the premises in "as is" condition. No rent is due until tenant receive c/o from city all other par not withstanding.

     25. The Landlord will provide heat, air conditioning, and electric to the demised premises, which is included in the rate stated in Paragraph 2 of the lease. The Tenant will be responsible for cleaning of the demised premises at the Tenant's expense. Landlord shall at its cost and expense furnish to the demised premises year round air conditioning (heated or cooled as may be required seasonally for comfortable occupancy) between 8 am and 6 pm, prevailing time, on business days from Monday through Friday and between 9 am and 3 pm on Sunday. Landlord further agrees to provide twenty four (24) hour, seven (7) days a week, air conditioning, upon notice by the tenant that such is required. Tenant agrees to compensate Landlord for additional costs involved. (Heat and power are provided 24 hrs a day in basic lease.)

     26. The Tenant shall be listed on the Lobby Directory of the building in which the demised premises is located.

     27. The Tenant shall have access to the freight elevator at all times, during regular business hours, without restriction, whether or not the presently unrented and vacant space is rented or leased at any time, and so long as Tenant is occupying the premises as set forth herein.

     28. The Tenant represents that it did not deal with any broker in connection with the negotiation of this Lease.

     29. The Tenant agrees to comply with the Rules and Regulation of the Landlord, a copy of which is annexed hereto and made part hereof.

     30. In the event the Tenant operates any heat-procuring equipment or computers that require special air conditioning or cooling devices over and above that which is provided by the landlord, the Tenant will be required to supply and maintain such cooling devices or to install the necessary electrical wiring at Tenant's sole costs and expense and pay an energy surcharge to the Landlord for the operation of special equipment aforesaid.

     31. The Tenant agrees to advance to the Landlord the sum of [illegible] for the upgrade of the power and air conditioning supplies destined for the premises to be occupied under this Lease. Said advance will be repaid in the form of a monthly reduction of rent in the amount of $1,000 (One Thousand Dollars). Tenant shall have 1,000 amps available for the space after renovation.

     32. The Tenant and the Landlord agree that this Lease Agreement supersedes and consolidates any previous Lease Agreements signed by the parties concerning any space in the herein referred property. The security deposit already paid shall be deducted from that mentioned in Paragraph 17 which will be reduced to $7,609.79.

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     33.   Tenant shall have the right of first refusal on any space in building where leases are expiring at tenant's rate of rent of suite 203 and such space shall be added to rent.

     IN WITNESS WHEREOF, the said parties have hereunto set their hands and seals the days and year first above written.


                                  MCTOOBE MANAGEMENT, INC.
                                  Landlord


                                  By /s/ Henry Kupferberg
                                     -----------------------------
                                      Henry Kupferberg
                                      Manager



                                  IDT INTERNET, INC.
                                  Tenant

                                  By /s/ Howard Jonas
                                     -----------------------------
                                     Howard Jonas
                                     President



                                  By_________________________________
                                    Joyce J. Mason
                                    Corporate Secretary



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